Schedule 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant

[X]

Filed by a party other than the registrant

[   ]

Check the appropriate box:

[    ]

Preliminary Proxy Statement

[    ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X]

Definitive Proxy Statement

[    ]

Definitive Additional Materials

[    ]

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Name of Registrant as specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X]

No fee required

[    ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11:

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

[    ]

Fee paid previously with preliminary materials

[    ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

January 31, 2003

      The Annual Meeting of the Stockholders of Northern Technologies International Corporation, a Delaware corporation (the “Company”), will be held at Northern Technologies International Corporation Headquarters, 6680 North Highway 49, Lino Lakes, Minnesota 55014, beginning at 11:00 a.m., local time, on Friday, January 31, 2003, for the following purposes:

1.	To elect ten persons to serve as the Company’s Board of Directors until the next annual meeting of the stockholders or until their respective successors shall be elected and qualified;
2.	To transact such other business as may properly come before the meeting.

      The record date for determination of stockholders entitled to notice of and to vote at the meeting and any adjournments thereof is the close of business on December 4, 2002.

      Whether or not you expect to attend the meeting in person, please complete, sign, date and promptly return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States.

By Order of the Board of Directors Matthew C. Wolsfeld Interim Corporate Secretary

December 12, 2002 Lino Lakes, Minnesota

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
6680 N. Highway 49
Lino Lakes, Minnesota 55014

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

January 31, 2003

INTRODUCTION

      The Annual Meeting of the Stockholders of Northern Technologies International Corporation (the “Company”) will be held at Northern Technologies International Corporation Headquarters, 6680 North Highway 49, Lino Lakes, Minnesota 55014, beginning at 11:00 a.m., local time, on Friday, January 31, 2003, or at any adjournments thereof (the “Annual Meeting”), for the purposes set forth in the Notice of Meeting.

      A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company’s common stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of the Company’s common stock.

      Any stockholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company or by appearing at the Annual Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by stockholders. Proxies that are signed by stockholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the election as directors of the nominees for directors listed in this Proxy Statement.

      THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING.

      The Company expects that this proxy material will first be mailed to stockholders on or about December 12, 2002.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

      Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s Proxy Statement or Annual Report to Stockholders may have been sent to multiple stockholders in each household. The Company will promptly deliver a separate copy of either document to any stockholder upon written or oral request to the Company, Northern Technologies International Corporation, 6680 North Highway 49, Lino Lakes, Minnesota 55014, Attn: Stockholder Information. Any stockholder who wants to receive separate copies of the Company’s Proxy Statement or Annual Report to Stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact the Company at the above address and phone number.

VOTING OF SHARES

      Only holders of the Company’s common stock, $.02 par value (the “Common Stock”), of record at the close of business on December 4, 2002 will be entitled to vote at the Annual Meeting. On November 15, 2002, the Company had 3,635,751 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting. The holders of a majority of the shares entitled to vote and represented in person or by proxy at the Annual Meeting (1,817,876 shares) will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a “broker non-vote” on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of shares of Common Stock are not entitled to cumulate voting rights.

      The election of a nominee for director requires the approval of a plurality of the votes of the shares present and entitled to vote in person or by proxy. Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against the matter. Shares represented by a proxy card including any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.

ELECTION OF DIRECTORS

Nomination

      The Bylaws of the Company, as amended, provide that the Board of Directors (the “Board”) shall consist of up to ten members. The Board has nominated the ten persons listed in this Proxy Statement to serve as the directors of the Company until the next regular meeting of stockholders or until their successors are elected and qualified. All nominees are current Board members.

      Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of each director requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The Board recommends a vote FOR the election of each of the nominees listed in this Proxy Statement. The Board intends to vote the proxies solicited on its behalf for the election of each of the nominees as directors. If prior to the Annual Meeting the Board should learn that any of the nominees will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies may be cast for another nominee to be designated by the Board to fill such vacancy, unless the stockholder indicates to the contrary on the proxy. Alternatively, the proxies may, at the Board’s discretion, be voted for such fewer nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

Information About Nominees

      The following table sets forth certain information as of November 15, 2002, which has been furnished to the Company by each person who has been nominated by the Board to serve as a director for the ensuing year.

Name	Age	Principal Occupation	Director Since
Philip M. Lynch	66	Co-Chief Executive Officer and Chairman of the Board of the Company and Executive Vice President of Inter Alia Holding Company	1979
Dr. Donald A. Kubik	62	Vice Chairman and Chief Technology Officer of the Company	1995
Richard G. Lareau	74	Partner of Oppenheimer Wolff & Donnelly LLP	1980

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Name	Age	Principal Occupation	Director Since
Prof. Milan R. Vukcevich	65	Chief Scientist Research and Development of Bicron Saint-Gobain Industrial Ceramics	1995
Haruhiko Rikuta	37	Corporate Officer of Taiyonic Limited and President of NTI ASEAN, LLC	1997
Mrs. Ursula Kiel-Dixon	49	Director, Head of Corporate Department Foreign Organization of ThyssenKrupp A.G.	2001
Prof. Aradhna Krishna	41	Professor of Marketing, University of Michigan Business School	2001
Mark J. Stone	43	President, Petrus International, Inc.	2001
Stephan C. Taylor	55	President and Co-founder of Taylor Packaging and Manager of Zerust (U.K.) Ltd.	2001
Dr. Mehmet A. Gencer	50	Founder and President of Atagencer LLC and IMET Corporation, Akron, Ohio	2002

      Mr. Lynch has been Executive Vice President of Inter Alia Holding Company, a financial and management consulting firm, for more than six years. Mr. Lynch is a member of the Board of Directors of Fosbel S.A., Headquartered in Brussels, Belgium (operating in North America, South America, Asia and in 17 Western and three Eastern European countries). Fosbel S.A. is itself a joint venture between Glaverbel S.A., (Bruxelles), a leading Belgian glass manufacturing company and an affiliate of Asahi Glass Co., Ltd., and Cinven Limited, an English Financial Institution. Mr. Lynch is also a member of the Board of Directors of Agra Tagger AG. in Austria and EDR Inc. in Cleveland, Ohio.

      Dr. Kubik has been employed by the Company since 1978, and was named Vice Chairman in September 1999. Dr. Kubik served as Vice President of the Company from 1979 to September 1999 at which time Dr. Kubik was appointed Vice Chairman. Additionally he served as Co-Chief Executive Officer of the Company from September 1999 to May 2000. In May 2000, Dr. Kubik was made Chief Technology Officer of the Company and is a member of the Executive Committee. During his employment as Chief Technology Officer with the Company, Dr. Kubik has been responsible for developing the patent that led to the Company’s introduction of protective plastic film and paper products incorporating volatile corrosion inhibitors. Prior to joining the Company, Dr. Kubik held a research and development position with Minnesota Mining & Manufacturing (3M).

      Mr. Lareau has been a partner at the law firm of Oppenheimer Wolff & Donnelly LLP for more than six years. Mr. Lareau also serves as a trustee of Mesabi Trust, a New York Stock Exchange listed royalty trust.

      Prof. Vukcevich is a professor of Material Sciences at the University of Arizona. He is recently retired from his position as Chief Scientist Research and Development of Bicron Saint-Gobain Industrial Ceramics. At GE Lighting, which employed Prof. Vukcevich from 1973 to 1995, he held various positions including Chief Scientist, Manager of Metallurgical Engineering and Coordinator of International Research and Development in Materials Science.

      Mr. Rikuta, a citizen of Japan, has been President of Taiyo Petroleum Gas Co. Ltd. since July 2001. Prior to that he was the manager of the ZERUST Department of the company, from February 1993 to 2001. From August 1991 to January 1993, Mr. Rikuta served as a Sales Representative of the Company. Mr. Rikuta received a B.A. degree in Economics from Seijo University in Tokyo, Japan in March 1989. In May 1991, Mr. Rikuta received a B.A. degree in International Relations from the University of Wisconsin in Milwaukee, Wisconsin. Taiyo Petroleum Gas Co. Ltd maintains a 50% ownership interest in NTI ASEAN, and also owns a 50% and 25% interest in the Company’s corporate joint venture located in Japan and Korea respectively.

      Mrs. Kiel-Dixon, a German citizen, has been Director, Head of Corporate Department Foreign Organization with ThyssenKrupp A.G., Germany, since November 1999. Previously, Mrs. Kiel-Dixon served as Head of Department, Sales and M&A Strategy with ThyssenKrupp Stainless GmbH, Germany, from October 1997 until October 1999, and as Director, Marketing for ThyssenKrupp Nirosta GmbH, from April 1997 to September 1997. From 1991 to 1997 Mrs. Kiel-Dixon was Deputy Head of Controlling Department with Fried. Krupp A.G.

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Hoesch — Krupp. Mrs. Kiel-Dixon holds an M.A. in Economics from State University of New York at Stony Brook, NY.

      Prof. Krishna has been Professor of Business at University of Michigan Business School since 2000 and Associate Professor of Business at the same institution from 1998 until 2000. Prof. Aradhna Krishna was an Associate Professor of Marketing at Columbia University from 1993 to 1998. She is serving on the Editorial Board of Journal of Marketing Research and Marketing Letters. She has published numerous business articles in academic journals. Her research has been featured on National Public Radio, Business Week and other business media. Prof. Krishna holds a Ph.D. in Marketing from Graduate School of Business at New York University.

      Mr. Stone has been President of Petrus International, Inc., an international consulting firm, since 1992. Mr. Stone has advised a variety of Japanese and other multi-national corporations in areas including project finance and international investment strategy. Mr. Stone was a director of Aqua Design, Inc., an international water desalination company, from 1988-1996. Mr. Stone was Director, Marketing & Business Development of Toray Marketing & Sales (America) Inc. from 1986 to 1992. From 1980-1986 Mr. Stone was employed by Mitsui & Co. (U.S.A.), Inc. where he founded and was Treasurer of Hydro Management Resources, a Mitsui subsidiary which finances, owns, and operates water treatment projects. Mr. Stone holds an A.B. from Harvard University.

      Mr. Taylor, a citizen of the U.K., has been managing Taylor Packaging, and Zerust U.K. Ltd., the Company’s joint venture in the U.K. In 1973, Mr. Taylor founded, together with his father, Taylor Packaging and has assumed various managerial positions since. Mr. Taylor graduated in Education from Bede College, University of Durham, England. Taylor Packaging maintains a 50% ownership interest in the Company’s corporate joint venture located in the U.K.

      Dr. Gencer has been the President and founder of IMET Corporation, Akron, Ohio since 1997. Since February 2002, Dr. Gencer has been the Company’s Executive Vice President, Director of New Technologies and Technical Services. Dr. Gencer was with BF Goodrich Company from 1984 though 1999. While with BF Goodrich Co. he held the positions of Director of Emerging Technologies, Associate Director of Technology and New Business Development, Senior R&D Manager, Environmental Technology Research Manager and Biotechnology Group Senior R&D Engineer. Dr. Gencer obtained his Doctor of Philosophy in Chemical Engineering from Drexel University, Masters of Science in Chemical Engineering from University of Pennsylvania, and Bachelor of Science in Chemical Engineering from Ege University. Dr. Gencer has been providing consulting services to the Company since May 2000. Atagencer LLC, a limited liability corporation that is principally owned by Dr. Gencer maintains a 25% ownership interest in the Company’s corporate joint venture located in Turkey.

Information About the Board and its Committees

      The business and affairs of the Company are managed by the Board, which held four meetings during the fiscal year ended August 31, 2002. Committees established and maintained by the Board include the Audit Committee, the Compensation Committee, the Nominating Committee and the Strategic Planning Committee.

      The Audit Committee of the Board maintains an active role in communication with the Company’s independent auditors and with the management of the Company. The Audit Committee for fiscal 2002 consisted of Messrs. Lareau, Vukcevich and Stone. The Audit Committee met five times during fiscal 2002. Messrs. Lareau, Vukcevich and Stone will serve as the Audit Committee for fiscal 2003.

      The responsibilities of the Compensation Committee of the Board include setting the compensation for the executive officers of the Company and setting the terms of and grants of awards under the Company’s 1994 Stock Incentive Plan. The Compensation Committee, consisting of Messrs. Rikuta and Vukcevich, met once during fiscal 2002. Messrs. Gencer, Rikuta, Taylor, Vukcevich and Krishna will serve as the Compensation Committee for fiscal 2003.

      The responsibilities of the Nominating Committee of the Board include making recommendations for board nominees. It also reviews board practices, approves management succession plans and reviews outside director’s

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compensation. The Board members serving on the Nominating Committee for fiscal 2003 are Messrs. Krishna, Stone and Lareau. The Nominating Committee was created on November 15, 2002.

      The responsibilities of the Strategic Planning Committee of the Board include developing the strategy of the Company and evaluating feasibility of long-term projects of the Company. The Board members serving on the Strategic Planning Committee are Messrs. Kubik, Rikuta, Stone, Taylor, Krishna and Vukcevich; they will continue to serve on the committee for fiscal year 2003. The committee met four times during fiscal 2002.

      All of the directors of the Company attended 75% or more of the aggregate meetings of the Board and all such committees on which they served during fiscal 2002.

Compensation of Directors

      Directors Fees. Each person who was a non-employee director received an annual retainer of $10,000 in fiscal 2002 for services rendered as a director of the Company. Each non-employee director of the Company further received $1,000 for each Board meeting and Strategic Planning meeting and $500 for each Committee (e.g. Audit and Compensation) meeting attended. The Chairman of the Board does not receive any Board or committee meeting fee. The Company pays the premium on a group insurance policy for the Chairman of the Board. During fiscal year 2003, the Chairman of the Board will receive a salary of $1.00, having received no compensation in prior years, and he will participate in the Company’s benefit plans for all employees.

      Automatic Option Grants to Non-Employee Directors. Pursuant to the Company’s 1994 and 2000 Stock Incentive Plan (the “Plan”), each non-employee director of the Company is automatically granted a non-qualified option to purchase 2,000 shares of Common Stock (a “Director Option”) on the first day of each fiscal year in respect of services as a non-employee director of the Company. Non-employee directors who are elected or appointed to the Board following the first day of the Company’s fiscal year receive pro-rata portion of 2,000 shares of Common Stock calculated by dividing the number of months remaining in the fiscal year at the time of election or appointment divided by twelve, which options are granted at the end of the relevant fiscal year.

      On September 1, 1997, Messrs. Dworkin, Hahn, Lareau, Lynch and Vukcevich each received a Director Option to purchase 2,000 shares of Common Stock at an exercise price of $12.00 per share; however, these options were returned and cancelled in fiscal 2000.

      On November 19, 1997, Mr. Rikuta received a Director Option to purchase 1,575 shares of Common Stock at an exercise price of $10.625 per share.

      On September 1, 1998, Messrs. Dworkin, Hahn, Lareau, Lynch, Rikuta and Vukcevich each received a Director Option to purchase 2,000 shares of Common Stock at an exercise price of $6.25 per share, and on September 1, 1999, the same individuals each received a Director Option to purchase 2,000 shares of Common Stock at an exercise price of $6.5625 per share. Subsequently, Mr. Lynch returned his September 1, 1999 Director Option to purchase 2,000 shares to the Option Plan. All of such Director Options granted vest in equal one-third installments over a three-year period.

      On November 17, 2000, the Board of Directors approved the automatic option grants as of September 1, 2000 to Messrs. Dworkin, Lareau, Lynch, Rikuta, and Vukcevich. Each received a Director Option to purchase 2,000 shares of Common Stock at an exercise price of $6.75.

      On February 9, 2001, Messrs. Keil-Dixon, Krishna, Taylor, and Stone each received a Director Option to purchase 1,000 shares of Common Stock at an exercise price of $5.50 per share.

      On November 9, 2001, the Board of Directors approved the automatic option grants as of September 1, 2001 to Messrs. Lareau, Lynch, Rikuta, Vukcevich, Kiel-Dixon, Krishna, Stone, and Taylor. Each received a Director Option to purchase 2,000 shares of Common Stock at an exercise price of $5.00.

      On November 15, 2002, the Board of Directors approved the automatic option grants as of September 1, 2002 to Messrs. Lareau, Lynch, Rikuta, Vukcevich, Kiel-Dixon, Krishna, Stone, Taylor and Gencer each received a Director Option to purchase 2,000 shares of Common Stock at an exercise price of $3.34.

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PRINCIPAL STOCKHOLDERS AND BENEFICIAL
OWNERSHIP OF MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of November 15, 2002, unless otherwise noted, (a) by each stockholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (b) by each director, (c) each Named Executive Officer (as defined below under the heading, “Executive Compensation and Other Benefits”) and (d) by all executive officers and directors of the Company as a group.

	Shares of Common Stock Beneficially Owned (1)
Name	Amount		Percent of Class (2)
Inter Alia Holding Company	911,668	(3)	25.1%
Dr. Donald A. Kubik	114,008	(4)	3.2
Richard G. Lareau	31,668	(5)	*
Haruhiko Rikuta	22,244	(6)	*
Mark Stone	11,000	(7)	*
Prof. Milan R. Vukcevich	8,599	(8)	*
Elsie F. Gilles 3	6,200	(9)	*
G. Patrick Lynch	4,700	(10)	*
Dr. Mehmet Gencer	4,667	(11)	*
Irina Roytman	3,650	(12)	*
Philip M. Lynch	3,335	(13)	*
Ursula Kiel-Dixon	1,000	(14)	*
Aradhna Krishna	1,000	(15)	*
Stephan Taylor	1,000	(16)	*
Matthew C. Wolsfeld	—		*
Prof. Efim Ya. Lyublinski	—		*
Dr. Yelena L. Shanina	—		*
Directors and executive officers as a group (17 persons)	1,124,739	(17)	31.0

*	Less than 1%.

(1)

Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group. Unless otherwise noted, all of the shares owned or held by individuals or entities possessing sole voting and investment power with respect to such shares.

(2)	Based on 3,635,751 shares of Common Stock outstanding as of November 15, 2002.

(3)

Includes 911,668 shares held of record by Inter Alia Holding Company, a financial and management consulting firm of which Mr. Philip M. Lynch, the Chairman of the Board of Directors and the Co-Chief Executive Officer of the Company, and Mr. G. Patrick Lynch, President and the Co-Chief Executive Officer of the Company are officers and directors.

(4)	Includes 2,667 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(5)	Includes 4,668 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(6)	Includes 3,335 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(7)	Includes 10,000 shares held jointly with his wife Margery Stone, and includes 1,000 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(8)	Includes 657 shares held jointly with his wife Michelle Vukcevich, and includes 3,335 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

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(9)	Includes 3,000 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(10)

Includes 3,000 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options. Does not include 911,688 shares held of record or beneficially owned by Inter Alia Holding Company, of which Mr. G. Patrick Lynch is an officer and director.

(11)	Includes 667 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(12)	Includes 350 shares held jointly with her husband Alexander Roytman, and includes 3,000 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(13)

Does not include 911,668 shares held of record or beneficially owned by Inter Alia Holding Company, of which Mr. Philip M. Lynch is an officer and director. Includes 1,334 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(14)	Includes 1,000 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(15)	Includes 1,000 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(16)	Includes 1,000 shares of Common Stock, which may be acquired within 60 days pursuant to the exercise of options.

(17)

Includes (i) 911,668 shares held of record by Inter Alia Holding Company, a financial and management consulting firm of which Mr. Philip M. Lynch, the Chairman of the Board of Directors and the Co-Chief Executive Officer of the Company, and Mr. G. Patrick Lynch, President and the Co-Chief Executive Officer of the Company are officers and directors, and (ii) options to purchase 9,666 shares which are held by officers and directors of the Company which are exercisable within 60 days.

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EXECUTIVE COMPENSATION AND OTHER BENEFITS

Summary of Cash and Certain Other Compensation Paid to Executive Officers

      The following table provides summary information concerning cash and non-cash compensation paid or accrued by the Company to or on behalf of the Company’s Co-Chief Executive Officers and the most highly compensated executive officers of the Company whose cash and non-cash salary and bonus exceeded $100,000 in the fiscal year ended August 31, 2002 (the “Named Executive Officers”).

Summary Compensation Table

		Annual Compensation		Long Term Compensation Securities Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Options (#)	Compensation ($)(2)
Philip M. Lynch (4)	2002	0	0	0	0	(3)
Chairman of the Board and	2001	0	0	0	0	(3)
Co-Chief Executive Officer	2000	0	0	0	0	(3)

Donald A. Kubik (4)	2002	200,000	0	0	5,500
Vice Chairman	2001	200,000	20,000	0	5,250
	2000	200,000	0	0	5,000

G. Patrick Lynch (4)	2002	110,000	0	0	3,850	(3)
President and Co-Chief	2001	103,054	20,000	0	3,606	(3)
Executive Officer	2000	95,000	0	3,000	3,325	(3)

(1)

On November 17, 2000 the Board of Directors approved bonuses to be paid in fiscal year 2001 related for the services performed in the fiscal year 2000 for Mr. Kubik and G. Lynch in the amount of $20,000 each, for which an accrual was made in the fiscal year 2000.

(2)	Compensation hereunder consists of contributions to the 401(k) plans of the Named Executive Officers.

(3)

Does not include any commissions payable to Inter Alia Holding Company, an entity of which Mr. Philip Lynch and Mr. G. Patrick Lynch are officers and directors, under a certain Manufacturer’s Representative Agreement. See “Certain Relationships and Related Party Transactions” contained in this proxy statement.

(4)	Denotes the individual as a member of the Executive Committee.

Option Grants and Exercises

      There were no options granted for the year ended August 31, 2001 as to individual grants of options to purchase shares of the Common Stock to any executive officers of the Company.

Aggregated Option Exercises in Fiscal 2002 and
Fiscal 2002 Year-End Option Values

	Shares Acquired	Value	Number of Unexercised Options at August 31, 2002(#)		Value of Unexercised In-the-Money Options at August 31, 2002 (1) ($)
Name	on Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Philip M. Lynch	0	0	3,334	2,666	0	0
Donald A. Kubik	0	0	2,667	0	0	0
G. Patrick Lynch	0	0	2,000	1,000	0	0

(1)

Value is calculated as the excess of the fair market value of the Common Stock on August 31, 2002 over the exercise price of the options. On August 31, 2002, the fair market value of the Common Stock was $3.34 per share.

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Change in Control

      Under the Company’s 1994 Stock Incentive Plan and 2000 Stock Incentive Plan, options granted under the plans will become fully exercisable following certain changes in control of the Company, such as:

•	the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company to a corporation that is not controlled by the Company;
•	the approval by the Company’s stockholders of any plan or proposal for the liquidation or dissolution of the Company;
•	certain merger or business combination transactions;
•	more than 40% of our outstanding voting shares are acquired by any person or group of persons who did not own any shares of common stock on the effective date of the plan; and
•	certain changes in the composition of the Company’s Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On May 31, 2002, the Company entered into a promissory note with Atagencer LLC, a limited liability corporation that is principally owned by Dr. Mehmet Gencer, a member of the Company’s Board of Directors, in the amount of $50,000 at a rate of 2% per annum. The note is due to the Company five years from the date of issuance. The note was obtained by Atagencer LLC to obtain a 25% share in Fibro NTI Joint Stock Company, of which NTIC is a 50% owner.

      On June 30, 2002, the Company entered into a promissory note with Mutec Instruments GmbH for EURO$125,000 at a rate of 6.55% per annum. The note is due to the Company ten years from the date of the note. NTIC currently owns 30% of the company. The promissory note will be used by the Company to obtain capital equipment and finance operations.

      In April 2000, the Company entered into a consulting agreement with Dr. Gencer, a director of the Company. Under the agreement, Dr. Gencer provides the Company with technology to enhance the Company’s intellectual property rights technology. In consideration for such services, the Company paid Dr. Gencer during fiscal 2002 and 2001 $79,000 and $45,000, respectively. This agreement has no termination date.

      On October 1, 1976, the Company entered into a Manufacturer’s Representative Agreement with The Saxxon Organization, Incorporated (the “Agreement”). The Agreement has no expiration date and may be terminated by either party upon 60 days written notice. Effective January 9, 1980, the Agreement was assigned to Inter Alia Holding Company, a financial and management consulting firm of which Philip M. Lynch, the Chairman of the Board of Directors of the Company, is an officer and director. Under the Agreement, Inter Alia Holding Company (or the “Representative”) is entitled to commissions from the Company on the net proceeds of sales of the Company’s product generated by Inter Alia Holding Company. The Representative acts as an independent manufacturer’s representative of the Company. It has a non-exclusive worldwide right to offer for sale and solicit orders for the Company’s products in accordance with prices determined by the Company. The Representative is responsible for all of its own operating expenses with no entitlement for reimbursement from the Company for this activity. The Representative has not affected any sales within the United States. The Representative has developed sales outside the United States, which resulted in commissions of approximately $66,419, $52,544, and $42,590, for the fiscal years ended August 31, 2002, 2001 and 2000, respectively. In light of the Company’s own domestic sales effort and its distributor network within the United States, the Company does not anticipate the Representative developing any sales within the United States. Additionally, the Company’s expanding international joint venture program may also limit opportunities abroad for the Representative. Thus, the Company does not anticipate that the Representative will develop any significant sales volume for the Company in the future.

      The Company paid reimbursement for travel and related Company expenses of $240,000 $249,000, and $378,000 for the year ended August 31, 2002, 2001 and 2000, respectively, to Inter Alia Holding Company of

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which the Company’s Co-Chief Executive Officer and Chairman of the Board is and officer and director. Such reimbursements of travel and related expenses were not related to the functions of Inter Alia Holding Company as representative, but rather were paid in respect of the conduct of business for and on behalf of the Company. Mr. G. Patrick Lynch, President and Co-Chief Executive Officer of the Company is also an officer and director of Inter Alia Holding Company.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

      All of the members of the Audit Committee are independent for purposes of the American Stock Exchange listing requirements. The Audit Committee operates under written charter adopted by the Board of Directors, which is included in this proxy statement as Appendix A.

      The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended August 31, 2002 with the Company’s management. The Audit Committee has discussed with Deloitte & Touche LLP, the Company’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No.61 (Communication with Audit Committees).

      The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of Deloitte & Touche LLP with that firm.

      Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended August 31, 2002 for filing with the SEC.

Audit Fees

      Audit fees billed by Deloitte & Touche LLP for services rendered in auditing the Company’s financial statements for fiscal 2002 and reviewing the financial statements included in the Company’s quarterly reports on Form 10-Q for fiscal year 2002 totaled $87,775.

Financial Information System Design and Implementation Fees

      Deloitte & Touche LLP did not bill the company for any financial information systems design and implementation services during fiscal year 2002.

All Other Fees

      Fees billed by Deloitte & Touche LLP for all other non-audit services, including tax-related services, provided during fiscal 2002 totaled $74,700.

INDEPENDENT AUDITORS

      In February 2002, the Company’s Stockholders approved the engagement of Deloitte & Touche LLP, to serve as the Company’s independent certified public accountants to audit the Company’s financial statements for the fiscal year ended August 31, 2002. The Company’s Audit Committee, however, has not approved the engagement of an independent certified public accountant to audit the Company’s financial statements for the fiscal year ending August 31, 2003. The Audit Committee will address this matter at its next meeting and will engage an independent certified public accountant for the fiscal year ended August 31, 2003.

      The Company has requested and expects a representative of its auditing firm to be present at the Annual Meeting, either by phone or in person, to make a statement if they so desire and to respond to appropriate questions.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of the Company’s Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company’s Common Stock. Executive officers, directors and greater than 10% beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended August 31, 2002, none of the directors, officers and beneficial owners of greater than 10% of the Company’s Common Stock failed to file on a timely basis the forms required by Section 16 of the Exchange Act.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

      Proposals of stockholders of the Company that intend to be presented in the proxy materials relating to the next Annual Meeting must be received by the Company at its principal executive offices on or about September 9, 2003.

OTHER BUSINESS

      The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

MISCELLANEOUS

      THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED AUGUST 31, 2002, TO EACH PERSON WHO WAS A STOCKHOLDER OF THE COMPANY AS OF DECEMBER 4, 2002, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO: NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION, 6680 N. HIGHWAY 49, LINO LAKES, MINNESOTA 55014; ATTN: STOCKHOLDER INFORMATION.

By Order of the Board of Directors Philip M. Lynch Chairman and Co-Chief Executive Officer

December 12, 2002 Lino Lakes, Minnesota

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Appendix A

AUDIT COMMITTEE CHARTER OF THE
BOARD OF DIRECTORS OF
NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

Organization

      This charter governs the operations of the Northern Technologies International Corporation Audit Committee (the “Committee”). The Committee shall review and reassess the charter periodically and submit changes to the board of directors for approval. The Committee shall be appointed by the board of directors and shall serve until their successors are appointed and qualify. Each Committee member may be removed by the Board at any time. The Committee shall be comprised of at least three directors, each of whom shall be independent as required by Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended by the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder, and Rule 4200(a)(15) of the American Stock Exchange, as amended from time to time.

      All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement, and otherwise meet any qualifications for members of an audit committee pursuant to the American Stock Exchange Rules. At least one member of the Committee shall be a “financial expert” as defined by the Exchange Act and rules promulgated thereunder and by the American Stock Exchange Rules.

Statement of Policy

      The Committee is a committee of the Board of Directors. The Committee’s primary function is to provide assistance to the board of directors in fulfilling its oversight responsibility to the stockholders relating to the Company’s annual and quarterly financial statements provided to stockholders and the Securities and Exchange Commission (the SEC), the financial reporting process and the systems of internal accounting and financial controls which management and the Board of Directors have established and the annual independent audit of the Company’s financial statements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors and management of the Company.

      The Committee should have a clear understanding with the independent auditors that the Committee is directly responsible for the appointment, compensation and oversight of the independent auditors, and that the ultimate accountability of the independent auditors is to the Committee and to the Board of Directors. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention by the auditors, an employee, the Co-Chief Executive Officers, the Chief Financial Officer or any outside party with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose. The Committee will set procedures for disclosure of information to the Committee and review the procedures set up by the Company. The Committee will make regular reports to the Board of Directors concerning its activities.

Responsibilities

      In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. Therefore, the Committee shall take all actions that are consistent with this Charter, the Company’s Certificate of Incorporation and by-laws that the Committee deems necessary or appropriate to fulfill its responsibilities.

      The responsibilities of the Committee include:

•

The Committee shall have a clear understanding with management and the independent auditors that the independent auditors report to the Board and the Committee, as representatives of the Company’s stockholders. The Committee shall review and discuss with the auditors (a) their independence from

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management and the Company and the matters included in the written disclosures required by the Independence Standards Board Standard No. the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61 and (c) the independence requirements for auditors of the Sarbanes-Oxley Act. Annually, the Committee shall review and recommend to the Board the selection of the Company’s independent auditors.

•

The Committee shall review and discuss with management and the independent auditors the Company’s quarterly financial statements, including disclosures made under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, prior to the filing of its Form 10-QSB, including the results of the independent auditors’ review of the quarterly financial statements to the extent applicable.

•	Review the financial statements contained in the annual report to stockholders with management.
•

The Committee shall review and discuss with management and the independent auditors the Company’s annual audited financial statements to be included in the Company’s Annual Report on Form 10-KSB (or the annual report to stockholders if distributed prior to the filing of Form 10-KSB), including disclosures made under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-KSB. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

•

Review and discuss with management and the independent auditors, as applicable (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connections with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) any management letter provided by the independent auditors and the Company’s response to that letter; (d) any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the independent auditors’ activities or on access to requested information and management’s response thereto; (e) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (f) earnings press releases and financial information and earnings guidance provided to analysts and rating agencies.

•	The Committee shall discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor the control such exposures.
•

The Committee shall obtain and review a report from the independent auditors at least annually regarding (a) the independent auditors’ internal quality-control procedures, (b) any material issues raised by the most recent quality-control, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Company.

•	The Committee shall review with the independent auditors their reports delivered pursuant to Section 10A(k) of the Exchange Act.
•	The Committee shall establish procedures for dealing with concerns received from employees or other regarding accounting, internal control or auditing matters.

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•	The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation.
•	The Committee shall approve all transactions between the Company and any “Related Party,” as defined by the American Stock Exchange Rules.

Indemnification

      The Committee members will be indemnified by the Company to the maximum extent provided under Deleware law or in accordance with any indemnification agreements between the Company and such Committee members.

Accountability of Outside Auditors

      The independent auditors employed by the Company are accountable to and will report to the Committee and the Board of Directors. It is the responsibility of the Committee to recommend to the Board of Directors the selection, and, where appropriate, the replacement of the independent auditors or the nomination of the independent auditors to be proposed for stockholder approval in the Company’s proxy statement, and it is the responsibility of the Board of Directors to take whatever actions, based on such recommendations, that it determines to be in the best interest of the Company’s stockholders.

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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION 6680 N. HIGHWAY 49 LINO LAKES, MINNESOTA 55014

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Northern Technologies International Corporation, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	NRTNT1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 1.

Vote On Directors
1.

PROPOSAL TO ELECT DIRECTORS:

01) Philip M. Lynch
02) Dr. Donald A. Kubik
03) Richard G. Lareau
04) Prof. Milan R. Vukcevich
05) Haruhiko Rikuta
06) Mrs. Ursula Kiel-Dixon
07) Prof. Aradhna Krishna
08) Mark J. Stone
09) Stephan C. Taylor
10) Dr. Mehmet A. Gencer

	For All / /	Withhold All / /	For All Except / /	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

2. To transact such other business as may properly come before the meeting.

For address changes and/or comments, please check this box and write them on the back where indicated.

PLEASE SIGN exactly as the name appears on this card. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

/ /
Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
January 31, 2003

The undersigned, having duly received the Notice of Annual Meeting of Stockholders and Proxy Statement, hereby appoints Philip M. Lynch and Donald A. Kubik, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Northern Technologies International Corporation that the undersigned is entitled to vote at The Annual Meeting of Stockholders of Northern Technologies International Corporation, a Delaware corporation (the “Company”), to be held at Northern Technologies International Corporation Headquarters, 6680 North Highway 49, Lino Lakes, Minnesota 55014, beginning at 11:00 a.m., local time, on Friday, January 31, 2003, for the purposes stated on the reverse side, and any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS AND, IN THE DISCRETION OF THE PROXY HOLDER, ON OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments: (If you noted any address changes/comments above, please mark corresponding box on other side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE